CASCADE LEASING COMPANY                                                 12101
P.O. BOX 2861
WENATCHEE, WA 98807


FULL LEGAL NAME AND ADDRESS OF LESSEE   SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)

TELEVAR NORTHWEST, INC.                 VARIOUS
215 YAKIMA STREET
WENATCHEE, WA 98801

Jointly and Severally Responsible

QUANTITY     DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION

E
Q   L   SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.
U   E
I   A
P   S
M   E
E   D
N
T



EQUIPMENT          STREET ADDRESS______________________________________________
LOCATION IF        CITY____________ COUNTY_________ STATE_______ ZIP __________
DIFFERENT

TERMS   AMOUNT OF EACH       MONTHLY       TERM OF LEASE   NO. OF     SECURITY
        PAYMENT (PLUS SALES  OTHER/SPECIFY (NO. OF MONTHS) PAYMENTS   DEPOSIT
        TAX, IF APPLICABLE)

        1,151.60 + WA                             48          48       1,242.58
        TAX 90.98 =
        1,242.58

                       TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS: LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

     (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;

     (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee a complete satisfaction;

     (c) Lessee leases the Equipment "as is" and with all faults;

     (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;

     (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;

     (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;

     (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

     (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

     The parties have specifically negotiated and agreed to the foregoing paragraph. INITIALS /s/

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment, and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

     LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT
EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.


LESSEE:  TELEVAR NORTHWEST, INC.        LESSOR: CASCADE LEASING COMPANY


  /s/                 DATE: 6/23/95       /s/                     DATE: 6/28/95
-----------------------------------     ---------------------------------------
CHARLES D. DEJONG, PRESIDENT

_________________________DATE______



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
                                                                    Page 1 of 2

                                EXHIBIT "A"


QUANTITY              EQUIPMENT DESCRIPTION

PERSONAL WORKSTATIONS, INC.
10632 NE 37th CIRCLE
KIRKLAND, WA 98033
(206) 828-4223

    1               HP MODEL 712/60 SYSTEM S/N 6507A51027

CAPELLA NORTHWEST, INC.
10245 MAIN STREET, STE 14
BELLEVUE, WA 98004
(206) 451-8995

    6               USR954 COURIER V.34 SA MODEM

    1               MOD-2E-10B LIVINGSTON 10 PORT EXPANSION

    6               D25M25M-6 RS232 CABLE

    6               USR954 COURIER V.34 SA MODEM

    6               D25M25M-6 RS232 CABLE

    19              USR954 COURIER V.34 SA MODEM

    1               1200060L1 ADTRAN TSU

    5               USR954 COURIER V.34 SA Modem

    1               PM-2E-10 LIVINGSTON COMMUNICATIONS CENTER

THIS EXHIBIT "A" IS ATTACHED TO AND A PART OF LEASE NO. 12101, AND CONSTITUTES A TRUE AND ACCURATE DESCRIPTION OF THE EQUIPMENT.

LESSEE:    TELEVAR NORTHWEST, INC.

  /s/
-----------------------------------
CHARLES D. DEJONG, PRESIDENT

                                EXHIBIT "A"


QUANTITY              EQUIPMENT DESCRIPTION

    1               1200060L1 ADTRAN TSU

    1               IRX-111 LIVINGSTON INTERNETWORK ROUTER

    1               MOD-IRX-3 3 SYNC PORT EXPANSION

    1               DC-6 LIVINGSTON V.35 CABLE SIX FOOT

    1               PM-2E-10 LIVINGSTON COMMUNICATION SERVER

    4               COURIER V.34 SA MODEM


THIS EXHIBIT "A" IS ATTACHED TO AND A PART OF LEASE NO. 12101, AND CONSTITUTES A TRUE AND ACCURATE DESCRIPTION OF THE EQUIPMENT.


LESSEE:   TELEVAR NORTHWEST, INC.


  /s/
-----------------------------------
CHARLES D. DEJONG, PRESIDENT

LESSOR: CASCADE LEASING COMPANY             LEASE NUMBER      12101

                                            DATE OF LEASE    JUNE 28, 1995

LESSEE: TELEVAR NORTHWEST, INC.

                       ACKNOWLEDGMENT AND ACCEPTANCE
                           OF EQUIPMENT BY LESSEE

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

DATE OF ACCEPTANCE:                     LESSEE: TELEVAR NORTHWEST, INC.


   6/22/95                                /s/
                                        ---------------------------------------
                                        CHARLES D. DEJONG, PRESIDENT


                                        ---------------------------------------


IMPORTANT: THIS DOCUMENT HAS
LEGAL AND FINANCIAL CONSE-
QUENCES TO YOU.  DO NOT SIGN
THIS DOCUMENT UNTIL YOU HAVE            I HEREBY AUTHORIZE Kris Loomis,
ACTUALLY RECEIVED ALL OF THE            Office Mgr., to orally verify my/our
EQUIPMENT AND ARE COMPLETELY            acceptance of the above referenced
SATISFIED WITH IT.                      equipment in my absence.

                          EQUIPMENT LEASE GUARANTY

LESSOR:       CASCADE LEASING COMPANY

LEASE NO:     12101

DATE OF LEASE:  JUNE 28, 1995


     This Guaranty Agreement made and entered into this 23rd day of June, 1995 by CHARLES D. DEJONG AND MICHAEL P. SCHUYLEMAN (hereinafter referred to collectively as "Guarantor"), in favor of CASCADE LEASING COMPANY (hereinafter referred to as "Lessor").

     WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with TELEVAR NORTHWEST, INC. (hereinafter collectively "Lessee"); and,

     WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guaranty in entering into the Lease;

     NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

     The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

     Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

     Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.

     If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially or otherwise interested in Lessee, and, if married, their marital communities are so interested.

     This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to the benefit of any successors or assigns of Lessor.

     This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

       IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS.
                DO NOT SIGN IT UNTIL YOU HAVE FULLY READ IT.
               BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 23rd day of June, 1995.

GUARANTOR: CHARLES D. DEJONG            GUARANTOR: MICHAEL P. SCHUYLEMAN

  /s/                                    /s/
-----------------------------------     ---------------------------------------
Name                                    Name

 1934 Maiden Lane                       1119 Washington St.
-----------------------------------     ---------------------------------------
Home Address                            Home Address

 Wenatchee, WA 98801                    Wenatchee, WA 98801
-----------------------------------     ---------------------------------------
City          State          Zip        City               State            Zip

  /s/                                     /s/
-----------------------------------     ---------------------------------------
Witness                                 Witness

                          EQUIPMENT LEASE GUARANTY

LESSOR:       CASCADE LEASING COMPANY

LEASE NO:     12101

DATE OF LEASE:  JUNE 28, 1995


     This Guaranty Agreement made and entered into this 23rd day of June, 1995 by MARK D. HAMILTON (hereinafter referred to collectively as "Guarantor"), in favor of CASCADE LEASING COMPANY (hereinafter referred to as "Lessor").

     WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with TELEVAR NORTHWEST, INC. (hereinafter collectively "Lessee"); and,

     WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guaranty in entering into the Lease;

     NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonable attorney fees with or without trial, and upon appeal and review.

     The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

     Guarantor authorizes Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

     Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.

     If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially or otherwise interested in Lessee, and, if married, their marital communities are so interested.

     This Guaranty shall not be affected or discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to the benefit of any successors or assigns of Lessor.

     This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

       IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS.
                DO NOT SIGN IT UNTIL YOU HAVE FULLY READ IT.
               BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 23rd day of June, 1995.

GUARANTOR: MARK D. HAMILTON             GUARANTOR:

  /s/
-----------------------------------     ---------------------------------------
Name                                    Name

  933 College St.
-----------------------------------     ---------------------------------------
Home Address                            Home Address

 Wenatchee, WA 98801
-----------------------------------     ---------------------------------------
City          State          Zip        City               State            Zip

  /s/
-----------------------------------     ---------------------------------------
Witness                                 Witness